EXHIBIT 99.1

SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASE

THIS AGREEMENT CONTAINS A RELEASE OF ALL CLAIMS BY THE PARTIES HERETO, INCLUDING RIGHTS REGARDING EMPLOYMENT, INCLUDING BUT NOT LIMITED TO CLAIMS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT AND APPLICABLE STATE AND MUNICIPAL AGE DISCRIMINATION LAWS. EMPLOYEE SHOULD THOROUGHLY REVIEW AND UNDERSTAND THE TERMS, CONDITIONS, AND EFFECT OF THIS GENERAL RELEASE.

This Separation Agreement and Mutual General Release (the “Agreement”) is entered into on October 4, 2024 (the “Effective Date”) by and between Todd R. Michaels (the “Employee”) and Correlate Energy Corp. a Nevada corporation (previously Correlate Infrastructure Partners Inc. and Triccar Inc.) (the “Employer”).

1.

Termination of Employment Relationship. Employee’s Employment with Employer shall be terminated as of October 31, 2024 (the “Separation Date”), on the terms and conditions set forth herein. Concurrent with the execution of this Agreement, i) Employee shall resign as CEO of Employer, in connection with which Employee confirms that his resignation as CEO is not the result of any disagreement with the operations, policies or practices of Employer, and ii) Employee shall submit a letter of resignation as President of Employer, effective as of the Separation Date. Both letters shall be submitted to Board of Directors and to the new CEO of the Employer and Employee’s employment agreement dated December 28, 2021 shall terminate as of the Separation Date.

2.

Accrued Pay. Employer will make a single payment to Employee of all salary due to Employee for service performed from October 1, 2024 through October 31, 2024 in the amount of $20,834.34 (less applicable withholding) no later than the next regular payroll date following the Separation Date. Additionally, Employer will make a single equal payment to Employee of accrued salary due to Employee in the amount of $109,375 (less applicable withholding) on or before December 31, 2024.

3.

Existing Promissory Notes. Employee and Employer are currently parties to three promissory notes i) Promissory Note dated June 14, 2024, with a principal amount of $100,000, and a maturity date of June 30, 2024 (“Note A”), ii) Secured Promissory Note dated May 17. 2024, with a principal amount of $80,000, and a maturity date of July 17, 2024 (“Note B”), and iii) Promissory Note “C” dated July 25, 2024, with a principal amount of $50,000.00, and a maturity date of July 31, 2024 (“Note C”) (together the “Promissory Notes”). In exchange for the promises contained herein, and subject to Employer’s compliance with this Agreement, Employee shall extend the current maturity date on those Promissory Notes by and between Employee, as Payee, and Employer, as Maker in the total principal amount of $230,000.00 plus interest to April 15, 2025 at which time all principal and interest shall be due in full. In the event of a change in control of Employer, the uplist of Employer’s securities to a national securities exchange, or the Employer achieving an EBITDA during any quarter of $4,000,000 or more, all payments under all Promissory Notes shall be due immediately. Employer will make the payments due under the Promissory Notes in a single, lump-sum payment, without set-off or deduction no later than April 15, 2025.

4.

Benefit Plan Coverage. Employee understands that the Employee’s coverage under any Employer benefit plan (and any salary deduction contribution or Employer contribution related thereto) ceased as of the Separation Date (except as provided under the terms of such plan or applicable law) if, to the extent provided by COBRA, applicable local law, and/or the terms of the Employer’s current group health plans, Employee will be eligible to continue group health insurance benefits for a period of time at Employee’s own expense. Employee’s coverage under any Employer retirement or other Employee benefit plan shall cease as of the Separation Date (unless otherwise provided under the plan). Nothing in this Agreement will modify, waive, or otherwise affect vested and accrued benefits, if any, under the Employer benefit plans.

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5.

Ongoing Duties of Employee. At the CEO of Employer’s direction and Chairman of the Board Direction, the Employee shall operate in a transitional role, beneficial to Employer only. Duties assigned to Employee by the CEO and Chairman of the Board from time to time will include contacting current projects, engage with Company clients, supporting new project opportunities and assist the CEO. Employee will introduce the CEO and other executives to all current Company clients as requested by the CEO and Chairman of the board, as well as any Company CRM project leads assigned within the “Project Revenue Pipeline”. Upon agreement between Employee and the CEO, the parties may change, add or subtract duties and responsibilities of Employee from time to time as needed. Employee shall report directly to the CEO of the Company and Chairman of the board, if there is no CEO at any time during the Term then Employee shall report directly to the Chairman of the Board. Prior to the Separation Date, Employee shall devote majority of his business time and efforts to Employer and its subsidiaries and affiliates. Notwithstanding anything to the contrary set forth in this Agreement, prior to the Separation Date, the Employee may engage in outside activities that are not competitive with the business of the Company or any its subsidiaries, provided those activities (including, but not limited to, employment interviews, scheduled family vacation, membership on boards of directors of not-for-profit and for-profit organizations) do not materially interfere with the Employee’s duties and responsibilities hereunder, and provided further that the Employee gives written notice to the CEO of any significant outside business activity in which Employee plans to become involved, whether or not such activity is pursued for profit.

6.

Compliance with Agreement. In the event either party breaches or fails to abide by the terms of this Agreement, the injured party, in addition to other remedies which the injured party may have under this Agreement, may seek all remedies in equity or at law. In the event the Employer is the injured party, it may permanently discontinue all remaining payments due under Section 2 and benefits described herein that are conditioned on Employee’s adherence to the terms of this Agreement and, to the extent any of such payments and benefits already have been made Employee must return such payments and the value of such benefits to Employer.

7.

Return of Property. Employee will turn over to Employer and relinquish all of Employer’s property in Employee’s possession or under Employee’s control. The foregoing includes, without limitation, any and all electronic information, emails, or hard-copy documents relating to or concerning Employee’s work at Employer. By executing this Agreement, Employee acknowledges that Employee either has returned all of the Employer’s property as of the date Employee signs this Agreement or that Employee will return all of the Employer’s property by the Separation Date of this Agreement.

8.

Release. Each party, individually and on behalf of its heirs, successors, employees, officers, board, administrators and assigns, hereby waives, releases, and covenants not to sue the other party and/or its parent companies, sibling companies, subsidiaries, and/or any of its other affiliated companies, and/or any of its/their insurers, and/or any of its/their successors, assigns, and/or any of its/their current or former employees, agents, officers, attorneys, directors, or partners (the parties and such other entities and persons being referred to as the “Released Parties”) with respect to any and all known and unknown claims, damages, charges of discrimination, demands, losses, liabilities and causes of action, of any type that the injured party may have against the Released Parties, which arose or occurred on or before the date the Employee executes this Agreement. This general release of all claims by the Released Parties includes any claims in connection with or arising from Employee’s employment with, or separation of Employment from, Employer, whether or not currently known to Employee or Employer or suspected to exist at the time of execution hereof.

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Without limitation of the foregoing general release, the parties hereto expressly acknowledge that this release specifically includes, but is not limited to, a waiver and release by Employee of the Released Parties for all claims arising on or before the date this Agreement is executed by Employee for any alleged violation by Employer or any of the Released Parties of any federal, state, or local statutes, ordinances, or common laws, including but not limited to the Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Equal Pay Act of 1963, the Worker Adjustment and Retraining Notification Act, Sections 1981 and 1983 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Family Medical Leave Act, the Employee Retirement Income Security Act, Nevada’s Equal Opportunities for Employment statute, and for any known and unknown claims under any other federal, Nevada, or local statute, common law, acts, rules, ordinance, regulations, or other laws. This general release does not apply to claims that cannot be waived or released by law.

This Agreement is intended as a full settlement and compromise of each, every, and all claims of every kind and nature, whether known or unknown, actual or contingent, asserted or unasserted, arising under common law, statutory law, or otherwise, and no claim of any sort is reserved. Other than the payments and benefits stated in this Agreement, there are no other sums or benefits payable to Employee by the Released Parties. Employee agrees that there will be no reinstatement or re-Employment with the Released Parties and agrees not to bring any claim based upon the failure or refusal of any of the Released Parties to employ Employee hereafter.

9.

Covenant Not to Sue. Subject to the terms of this Agreement and performance of all obligations hereunder in full by the parties, the parties, each individually and on behalf of their agents, heirs, officers, shareholders and other affiliates, hereby covenant and agree that they shall not now or at any time in the future commence, maintain, prosecute, or participate in as a party, or permit to be filed by any other person on the party’s behalf or as a member of any alleged class of persons, any action, suit, proceeding, claim, or complaint of any kind against any of the Released Parties with respect to any matter which arises from or relates to Employee’s Employment or the termination thereof or which is encompassed in the release set forth above or asserting a claim arising that may have arisen on or prior to the Effective Date of this Agreement. Nothing in this Agreement prevents either party from filing a claim to enforce the terms of this Agreement.

10.

Confidentiality of the Agreement. To the extent not prohibited by law, the parties agree that neither will disclose any provision of this Agreement to any person or entity other than (i) any legal or other professional advisor(s), (ii) trust beneficiaries, (iii) any governmental agency as required by law.

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11.	Non-Disclosure; Non-Solicitation.

(a)

Non-disclosure of Confidential Information. Employee acknowledges that, during Employment, Employee has had access to confidential information of Employer, as well as corporate affiliates (including, but not necessarily limited to, the parent, subsidiary, and sibling companies of Employer) and predecessors of Employer relating, but not limited to, Employer’s customers, mailing lists, customer sales history, and other customer information, vendor lists, contracts, leases, payroll, and other Employee information, creative files, marketing plans, pricing data, financial and strategic plans, corporate procedures and policies, and other proprietary information. At any time following the Separation Date, to the extent not otherwise prohibited by law, Employee agrees not to use, communicate, or otherwise disclose any such confidential information of Employer to, or for the benefit of, any person, firm or corporation, except as required by law or other compulsory disclosure process or except as necessary in the exercise of a right protected by Section 7 of the National Labor Relations Act. Employee understands that Section 7 of the National Labor Relations Act guarantees employees the right to self-organization, to form, join, or assist labor organizations, to bargain collectively through representatives of their own choosing, and to engage in other concerted activities for collective bargaining or other mutual aid or protection, as well as the right to refrain from any or all such activities. Employee understands that nothing contained in this Agreement limits Employee's rights under the National Labor Relations Act. The obligations stated in this section are in addition to the confidentiality obligations that Employee has under any Employee handbook, policies, or other agreements between Employer and Employee related to Employee’s Employment.

(b)

Non-Solicitation. For a period of six (6) months following the Separation Date, the Employee shall not directly or indirectly solicit any other employee of the Employer to terminate his or her employment with Employer.

12.

Non-disparagement. To the extent not prohibited by law, the parties agree that they will not disclose or make, to any person, any false or misleading information, any information that reflects negatively upon or otherwise disparages the other party (including its officers, directors, and employees) or which may harm the reputation of the other party including any statements that disparage any product, service, capability, or any other aspect of their business, including via social media.

13.

Remedies for Breach of Confidentiality and Non-disparagement Provisions. The parties hereto recognize and agree that the payment of damages is not an adequate remedy for a breach of the confidentiality and non-disparagement provisions above. The parties recognizes that irreparable injury will result to the harmed party, its business, and property if any such breach, and therefore the parties agree that, in addition to recovering damages, proceed in equity to enjoin the injuring party from violating any such agreement. In addition, the parties acknowledge that any breach of the confidentiality and non-disparagement provisions of this Agreement will constitute a material breach of this Agreement and that the injured shall have the right, in addition to all rights and remedied hereunder to seek actual damages in a court of law.

14.

Cooperation. Employee agrees to cooperate with Employer concerning the transition of any business matters or any litigation or regulatory matters in which Employee may have relevant knowledge or information. Such cooperation will include, without limitation, the following: (i) to meet and confer, at a time mutually convenient to Employee and Employer, with Employer’s designated in-house or outside attorneys pertaining to any claim or litigation matter, including, without limitation, for trial preparation purposes, answering questions, explaining factual situations, preparing to testify; (ii) to appear for deposition or trial and give truthful trial testimony without the need to serve a subpoena for such appearance and testimony; and (iii) to give truthful sworn statements to Employer’s attorneys upon their request and, for purposes of any deposition or trial testimony, to adopt Employer’s attorneys as Employee’s own attorneys (unless there is a conflict of interest), and to accept their record instructions at deposition or trial. Employee further represents to Employer that Employee has turned over to Employer all of Employer’s property that was or is within Employee’s possession, custody, or control as of the date Employee signs this Agreement or that Employee will return all of the Employer’s property by the Separation Date of this Agreement.

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15.

Representation. Employee acknowledges that Employee is not relying on any representations that are not in this Agreement when deciding to sign the Agreement. Employer would not have agreed to pay the consideration Employee is receiving in exchange for this Agreement but for the representations and promises Employee is making by signing it. Employee acknowledges and represents that Employee has not suffered any job-related wrongs or injuries, such as any type of discrimination or workplace injury, for which Employee might still be entitled to compensation or relief now or in the future. Employee will properly report all hours that Employee has worked and will confirm, upon payment in full under Section 2 that Employee has been paid all wages, overtime, commissions, compensation, benefits, and other amounts that Employer or any Released Party should have paid Employee in the past. Employee understands that Employer in the future may improve Employee benefits or pay, as well as understands that Employee’s old job may be refilled. Employee has not been told that Employer or any Released Party ever will employ Employee in the future.

16.

Complete Agreement. This Agreement embodies the complete understanding and agreement of the parties relating to Employee’s service with Employer and any claims or future rights that Employee might have with respect to Employer and the Released Parties. This Agreement is intended to supplant and supersede any other prior or contemporaneous agreements between Employer and Employee regarding the subject matter hereof; provided, however, this Agreement will be in addition to and not in lieu of (i) the restrictive covenants or obligations that Employee has (if any) contained in any previously executed agreement between Employee and Employer; and (ii) Employee’s obligation, contractual or otherwise, to maintain the confidentiality of information learned or received during Employment.

17.	Amendments. This Agreement may be amended only by a written agreement signed by both Employer and Employee.

18.

Severability. If any term or provision of this Agreement, or the application of it to any person or circumstances, will to any extent be held invalid or unenforceable, the remainder of this Agreement, or the application of such terms to persons or circumstances other than those as to which it is invalid or unenforceable, will not be affected thereby, and each term of this Agreement will be valid and enforceable to the fullest extent permitted by law.

19.

Jurisdiction, Fees, and Controlling Law. If either party breaches this Agreement the injured party will be entitled to recover its attorney’s fees and costs incurred to enforce its rights hereunder as a result of such breach in addition to any other damages. Any dispute arising under this Agreement will be governed by the law of Nevada, without reference to any choice of law rules that may cause the application of the law of any other jurisdiction and will be litigated in the appropriate state or federal court located in Reno, Nevada. The parties hereby submit to the jurisdiction of such courts if any such dispute occurs.

20.

Successors and Assigns. The rights of each party under this Agreement will inure to the benefit of its successors, assigns, parent companies, sibling companies, subsidiaries and affiliated corporations, and their respective successors, assigns, representatives, agents, officers, directors, attorneys, and Employees. Employee is not permitted to assign their rights under this Agreement.

21.

Counterparts. This Agreement may be executed in any number of counterparts and such counterparts may be obtained by PDF, email, or facsimile transmission, each of which taken together will constitute one and the same instrument.

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IN WITNESS WHEREOF, Employee and Employer each has executed this Agreement as of the date indicated immediately beside each signature.

/s/ Todd Michaels
Todd R. Michaels
10/4/2024
Date

Correlate Energy Corp.

By: /s/ Chuck Markovic
Name and Title: Chuck Markovic CFO
10/4/2024
Date

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